Exhibit 21

NORTHERN TRUST CORPORATION SUBSIDIARIES AS OF FEBRUARY 27, 2024

	Percent Owned	Jurisdiction of Incorporation
The Northern Trust Company	100%	Illinois
Equity Data Science, Inc.	18.2%	Delaware
Equity Data Science India Private Limited	99.9%	India
MFC Company, Inc.	100%	Delaware
Norlease, Inc.	100%	Delaware
Northern CDE Corporation	100%	Illinois
Northern Community Investments, LLC	100%	Illinois
TNT-APF NMTC Fund, LLC	100%	Illinois
TNT-Beacon Point NMTC Fund, LLC	100%	Illinois
TNT-BH NMTC Fund, LLC	100%	Illinois
Northern CDE 10, LLC	100%	Illinois
TNT-CASFV NMTC Fund, LLC	100%	Illinois
Northern CDE 7, LLC	100%	Illinois
TNT-Clinica Tepeyac NMTC Fund, LLC	100%	Illinois
TNT-Colorado Coalition NMTC Fund, LLC	100%	Illinois
TNT-DHA Joli NMTC Fund, LLC	100%	Illinois
TNT-DHA NMTC Fund, LLC	100%	Illinois
Northern CDE 2, LLC	100%	Illinois
TNT-Eastside NMTC Fund, LLC	100%	Illinois
Northern CDE 1, LLC	100%	Illinois
TNT-GLCAC NMTC Fund, LLC	100%	Illinois
TNT-GNG NMTC Fund, LLC	100%	Illinois
TNT-Guadalupe NMTC Fund, LLC	100%	Illinois
TNT-HCCH NMTC Fund, LLC	100%	Illinois
TNT-HHO NMTC Fund, LLC	100%	Illinois
Northern CDE 5, LLC	100%	Illinois
TNT-HopeWorks NMTC Fund, LLC	100%	Illinois
Northern CDE 6, LLC	100%	Illinois
TNT-HW 1 NMTC Fund, LLC	100%	Illinois
TNT-IndieDwell Brawley NMTC Fund, LLC	100%	Illinois
TNT-IndieDwell NMTC Fund, LLC	100%	Illinois
Northern CDE 8, LLC	100%	Illinois
TNT-Indigo NMTC Fund, LLC	100%	Illinois
TNT-Jewel NMTC Fund, LLC	100%	Illinois
TNT-JT NMTC Fund, LLC	100%	Illinois
TNT-Lawndale Legal NMTC Fund, LLC	100%	Illinois
TNT-Live6 NMTC Fund, LLC	100%	Illinois
TNT-Marygrove NMTC Fund, LLC	100%	Illinois
TNT-MG Immaculata NMTC Fund, LLC	100%	Illinois
TNT-ML NMTC Fund, LLC	100%	Illinois
TNT-New Legacy NMTC Fund, LLC	100%	Illinois
TNT-Overtown NMTC Fund, LLC	100%	Illinois
TNT-PBSA NMTC Fund, LLC	100%	Illinois
Northern CDE 3, LLC	100%	Illinois
TNT-RWA NMTC Fund, LLC	100%	Illinois
Northern CDE 9, LLC	100%	Illinois
TNT-Student U NMTC Fund, LLC	100%	Illinois

	Percent Owned	Jurisdiction of Incorporation
Northern CDE 4, LLC	100%	Illinois
TNT-WBP NMTC Fund, LLC	100%	Illinois
Northern Operating Solutions Private Limited	100%	India
Northern Trust Company of California	100%	California
Northern Trust Guernsey Holdings Limited	100%	Guernsey
Northern Trust (Guernsey) Limited	100%	Guernsey
Northern Trust Hedge Fund Services LLC	100%	Delaware
Northern Trust Holdings Limited	100%	England
Northern Trust Global Services SE	100%	Luxembourg
Northern Trust Investments, Inc.	100%	Illinois
Northern Trust Global Investments Japan, K.K.	100%	Japan
Northern Trust Investor Services Limited	100%	England
NT LTAF Nominee 1 Limited	100%	England & Wales
NT LTAF Nominee 2 Limited	100%	England & Wales
NT Property Nominees 1A Limited	100%	England
NT Property Nominees 1B Limited	100%	England
NT Property Nominees 2A Limited	100%	England
NT Property Nominees 2B Limited	100%	England
Northern Trust Pension Plan (Guernsey) Limited	100%	Guernsey
Nortrust Nominees Limited	100%	England
NT Partnership Rep, LLC	100%	Illinois
The Northern Trust Company of Delaware	100%	Delaware
The Northern Trust Company of Nevada	100%	Nevada
The Northern Trust Company UK Pension Plan Limited	100%	England
The Northern Trust Company, Canada	100%	Ontario, Canada
The Northern Trust International Banking Corporation	100%	Edge Act
Northern Operating Services Private Limited	100%	India
Northern Trust Asset Management Australia Pty Ltd	100%	Australia
Northern Trust Cayman International, Ltd.	100%	Cayman Islands, BWI
Northern Trust Equities Limited	100%	England
Northern Trust Fund Managers (Ireland) Limited	100%	Ireland
Northern Trust Global Fund Services Cayman Limited	100%	Cayman Islands, BWI
Northern Trust Management Services Asia Pte. Ltd.	100%	Singapore
Northern Operating Services Asia Inc.	99.99%	Philippines
The Northern Trust Company of Hong Kong Limited	100%	Hong Kong
Northern Trust Management Services Limited	100%	England
Northern Trust Global Investments Limited	100%	England
Northern Trust Middle East and North Africa Regional Headquarter	100%	Saudi Arabia
Northern Trust Partners Scotland Limited	100%	Scotland
Northern Trust Secretarial Services (UK) Limited	100%	England & Wales
Northern Trust Securities Australia Pty Ltd	100%	Australia
Northern Trust Securities LLP	100%	England
NT Global Advisors, Inc.	100%	Ontario, Canada
The Northern Trust Scottish Limited Partnership	100%	Scotland
Northern Trust (Ireland) Limited	100%	Ireland
Northern Trust Fiduciary Services (Ireland) Limited	100%	Ireland
Northern Trust Fund Services (Ireland) Limited	100%	Ireland

	Percent Owned	Jurisdiction of Incorporation
Northern Trust International Fund Administration Services (Ireland) Limited	100%	Ireland
Northern Trust Management Services (Ireland) Limited	100%	Ireland
Northern Trust Nominees (Ireland) Limited	100%	Ireland
Northern Trust Pension Trustees (Ireland) Limited	100%	Ireland
Northern Trust GFS Holdings Limited	100%	Guernsey
Northern Trust Fiduciary Services (Guernsey) Limited	100%	Guernsey
Arnold Limited	100%	Guernsey
Doyle Administration Limited	100%	Guernsey
Barfield Nominees Limited	100%	Guernsey
Truchot Limited	100%	Guernsey
Vivian Limited	100%	Guernsey
Northern Trust International Fund Administration Services (Guernsey) Limited	100%	Guernsey
Admiral Nominees Limited	100%	Guernsey
Nelson Representatives Limited	100%	Guernsey
NT EBT Limited	100%	England
The Northern Trust Company of Saudi Arabia (a closed joint stock company)	100%	Saudi Arabia
50 South Capital Advisors, LLC	100%	Delaware
Equilend Holdings LLC	10%	Delaware
Northern Trust European Holdings Limited	100%	England
Northern Trust Securities, Inc.	100%	Delaware
Northern Trust Services, Inc.	100%	Illinois
Nortrust Realty Management, Inc.	100%	Illinois

3